SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C.   20549


                          FORM 8-K/A

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)
September 25, 1995

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a
Pooling and Servicing Agreement dated as of September 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1995-KS3)


     Residential Funding Mortgage Securities I, Inc.

  (Exact name of registrant as specified in its charter)

   DELAWARE                     33-56893       51-0362653
(State or Other Jurisdiction   (Commission    (I.R.S. Employer
of Incorporation)              File Number)        Identification
                                                    No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                         55437
 (Address of Principal                     (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612)
832-7000








Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:

        23.7.     Consent of Coopers & Lybrand L.L.P.,
independent auditors of the Certificate
Insurer with respect to Mortgage Pass-Through Certificates,
Series 1995-KS3, Class A1-I, Class A2-
I, Class A3-I, Class A4-I, Class A5-I, Class A-II, Class R, Class
B1-I, Class B2-1, Class B3-1,
Class B1-II, Class B2-II and Class B3-II.


                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            RESIDENTIAL ASSET SECURITIES
                            CORPORATION


                               By:     /s/ Teresa R. Farley
                               Name: Teresa R. Farley
                               Title:   Vice President


Dated:  September 25, 1995



                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET
                              SECURITIES CORPORATION


                              By:
                              Name: Teresa R. Farley
                              Title:     Vice President


Dated: September 25, 1995


                          EXHIBIT 23.7



               CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in the Prospectus Supplement to the Prospectus dated June 22, 1995 to the Registration Statement (Registration No. 33-56893) of our report dated February 1, 1995, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries (formerly known as Municipal Bond Investors Assurance Corporation and Subsidiaries). We also consent to the reference to our firm under the caption "Experts".





COOPERS & LYBRAND

L.L.P.



September 20, 1995
New York, New York